UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2014

Semiannual Report

to Shareholders

DWS GNMA Fund

Contents
3 Letter to Shareholders
4 Performance Summary
7 Portfolio Management Team
8 Portfolio Summary
9 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
25 Statement of Changes in Net Assets
26 Financial Highlights
31 Notes to Financial Statements
46 Information About Your Fund's Expenses
48 Advisory Agreement Board Considerations and Fee Evaluation
53 Account Management Resources
55 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,
Brian Binder

President, DWS Funds

Performance Summary March 31, 2014 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	1.85%	–2.33%	3.46%	3.97%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.95%	–5.01%	2.89%	3.68%
Barclays GNMA Index†	1.25%	–0.18%	3.91%	4.70%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	1.46%	–3.08%	2.68%	3.20%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.46%	–3.08%	2.68%	3.20%
Barclays GNMA Index†	1.25%	–0.18%	3.91%	4.70%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
No Sales Charges	1.75%	–2.61%	3.06%	3.56%
Barclays GNMA Index†	1.25%	–0.18%	3.91%	4.70%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/14
No Sales Charges	2.04%	–2.04%	3.70%	4.22%
Barclays GNMA Index†	1.25%	–0.18%	3.91%	4.70%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 3/31/14
No Sales Charges	2.06%	–2.01%	3.73%	4.09%
Barclays GNMA Index†	1.25%	–0.18%	3.91%	4.23%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 0.79%, 1.56%, 1.18%, 0.55% and 0.53% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for the periods prior to their inception on February 2, 2009 and for Class R shares for the periods prior to its inception on May 1, 2012 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class shares commenced operations on February 2, 2009. The performance shown for the index is for the time period of January 31, 2009 through March 31, 2014, which is based on the performance period of the life of Institutional Class.

† The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

‡ Total returns shown for periods less than one year are not annualized.
	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
3/31/14	$14.35	$14.36	$14.38	$14.38	$14.36
9/30/13	$14.35	$14.36	$14.37	$14.37	$14.35
Distribution Information as of 3/31/14
Income Dividends, Six Months	$.26	$.21	$.24	$.28	$.28
March Income Dividend	$.0437	$.0343	$.0390	$.0467	$.0469
SEC 30-day Yield††	2.50%	1.82%	1.90%	2.83%	2.83%
Current Annualized Distribution Rate††	3.65%	2.87%	3.25%	3.90%	3.92%

†† The SEC yield is net investment income per share earned over the month ended March 31, 2014, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.66% for Class R shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.01% for Class R shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2002.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

Scott Agi, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimeSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Head of Mortgage Backed Security Sector Team: New York.

— BS in Finance, Albright College; CFA Charterholder.

Portfolio Summary (Unaudited)

Investment Portfolio as of March 31, 2014 (Unaudited)
	Principal Amount ($)	Value ($)

Government National Mortgage Association 99.1%
Government National Mortgage Association:
2.99%, with various maturities from 3/15/2042 until 6/15/2042	3,486,665	3,405,347
3.0%, with various maturities from 9/15/2042 until 11/15/2042	47,138,769	46,485,298
3.1%, with various maturities from 10/15/2041 until 2/15/2042	4,443,800	4,411,378
3.25%, with various maturities from 9/15/2042 until 11/15/2042	5,454,599	5,475,053
3.5%, with various maturities from 12/1/2041 until 9/15/2043 (a)	274,128,838	279,851,797
4.0%, with various maturities from 12/15/2026 until 5/20/2043 (a)	323,522,095	340,125,441
4.25%, with various maturities from 9/15/2040 until 10/15/2041	2,942,407	3,134,911
4.49%, 7/15/2041	1,046,023	1,127,836
4.5%, with various maturities from 6/20/2033 until 5/15/2042 (a)	338,605,632	365,735,677
4.55%, 1/15/2041	3,541,636	3,836,712
4.625%, with various maturities from 4/15/2041 until 5/15/2041	1,258,757	1,366,859
5.0%, with various maturities from 3/20/2029 until 2/20/2042	256,900,839	282,334,717
5.5%, with various maturities from 12/15/2025 until 6/15/2042	184,384,470	205,828,712
6.0%, with various maturities from 8/20/2023 until 5/15/2040	131,058,156	147,895,885
6.5%, with various maturities from 11/20/2032 until 3/20/2041	22,289,459	25,047,237
7.0%, with various maturities from 1/15/2036 until 6/20/2039	3,858,844	4,404,335
7.5%, with various maturities from 6/20/2022 until 8/20/2032	205,037	242,621
Total Government National Mortgage Association (Cost $1,711,933,238)		1,720,709,816

Collateralized Mortgage Obligations 23.7%
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	959,586	830,615
"OH", Series 3382, Principal Only, Zero Coupon, 11/15/2037	1,014,430	686,228
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	10,788,545	9,183,174
"UF", Series 3807, 1.355%*, 2/15/2041	855,874	853,259
"PA", Series 4122, 1.5%, 2/15/2042	2,633,966	2,475,980
"PT", Series 3586, 2.419%*, 2/15/2038	5,296,008	5,110,166
"JZ", Series 4288, 2.5%, 3/15/2041	3,521,921	2,861,317
"BC", Series 4144, 2.5%, 12/15/2042	1,200,000	956,688
"KB", Series 4144, 2.5%, 12/15/2042	3,200,000	2,559,558
"KH"', Series 4153, 2.5%, 1/15/2043	2,292,400	1,774,937
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	1,388,246	101,430
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	12,491,294	1,085,841
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	2,751,119	243,297
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	2,314,397	201,974
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	2,433,113	228,491
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	1,447,987	144,373
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	1,979,356	212,171
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027	3,708,558	436,286
"ZB", Series 4150, 3.0%, 1/15/2043	3,644,779	2,953,417
"ZB", Series 4183, 3.0%, 3/15/2043	10,284,226	8,434,555
"ZP", Series 4181, 3.0%, 3/15/2043	2,294,814	1,963,953
"JZ", Series 4283, 3.0%, 12/15/2043	4,278,332	4,260,317
"JZ", Series 4279, 3.0%, 12/15/2043	6,045,113	4,736,363
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	469,814	770
"EI", Series 3749, Interest Only, 3.5%, 3/15/2025	5,238,107	505,529
"MZ", Series 3821, 3.5%, 3/15/2041	9,439,939	8,611,476
"NZ", Series 4178, 3.5%, 3/15/2043	2,902,297	2,531,525
"DZ", Series 4199, 3.5%, 5/15/2043	10,295,525	8,989,808
"ZG", Series 4213, 3.5%, 6/15/2043	6,029,711	5,762,847
"JZ", Series 4315, 3.5%, 3/15/2044	5,500,000	4,854,412
"TZ", Series 3982, 4.0%, 1/15/2042	2,287,247	2,192,270
"ZC", Series 4158, 4.0%, 1/15/2043	5,331,141	5,187,468
"VZ", Series 4212, 4.0%, 6/15/2043	20,608,062	18,534,376
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	1,887,756	76,702
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	15,832,560	2,125,643
"57", Series 256, Interest Only, 5.0%, 3/15/2023	1,619,374	139,882
"CZ", Series 3658, 5.0%, 4/15/2040	2,019,494	2,246,775
"SY", Series 3035, Interest Only, 5.945%**, 9/15/2035	2,388,251	340,132
"SP", Series 3016, Interest Only, 5.955%**, 8/15/2035	575,764	50,998
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	668,839	141,011
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	2,376,704	404,540
"SG", Series 3033, Interest Only, 6.495%**, 9/15/2035	1,619,847	298,237
"A", Series 172, Interest Only, 6.5%, 1/1/2024	198,161	32,149
"SB", Series 2742, Interest Only, 6.845%**, 1/15/2019	2,664,971	267,378
"SN", Series 3175, Interest Only, 6.995%**, 6/15/2036	5,069,195	838,493
"VZ", Series 4323, 4.0%, 4/15/2043	8,000,000	7,433,750
Federal National Mortgage Association:
"CO", Series 2013-117, Principal Only, Zero Coupon, 5/25/2033	4,056,068	3,074,004
"AY", Series 2013-6, 2.0%, 2/25/2043	1,244,000	904,010
"ZC", Series 2012-134, 2.5%, 12/25/2042	11,579,224	8,542,444
"PZ", Series 2013-123, 2.7%, 3/25/2043	6,096,423	4,845,621
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	2,288,218	199,090
"LA", Series 2013-30, 3.0%, 3/25/2043	2,015,000	1,818,109
"PU", Series 2013-30, 3.0%, 4/25/2043	11,881,078	10,201,395
"LZ", Series 2013-45, 3.0%, 5/25/2043	12,796,132	10,209,449
"Z", Series 2013-44, 3.0%, 5/25/2043	2,699,367	2,307,498
"ZC", Series 2013-53, 3.0%, 6/25/2043	13,456,841	10,938,199
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	4,392,201	273,497
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	6,038,562	389,304
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	9,253,418	2,202,674
"ZN", Series 2013-54, 3.5%, 6/25/2043	10,193,006	9,459,875
"KZ", Series 2013-66, 3.5%, 7/25/2043	9,239,025	8,414,150
"ZU", Series 2013-73, 3.5%, 7/25/2043	2,442,973	2,183,338
"CI", Series 2010-112, Interest Only, 4.0%, 12/25/2023	3,714,566	56,022
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	1,931,008	137,616
"AZ", Series 2013-133, 4.0%, 1/25/2044	6,904,588	6,569,326
"25", Series 351, Interest Only, 4.5%, 5/1/2019	1,569,839	131,810
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	1,288,917	40,468
"CZ", Series 2011-99, 4.5%, 10/25/2041	6,713,021	7,125,917
"21", Series 334, Interest Only, 5.0%, 3/1/2018	1,564,965	106,422
"20", Series 334, Interest Only, 5.0%, 3/1/2018	1,311,576	89,630
''23", Series 339, Interest Only, 5.0%, 7/1/2018	1,186,422	76,540
"27", Series 351, Interest Only, 5.0%, 4/1/2019	414,368	31,237
"26", Series 381, Interest Only, 5.0%, 12/25/2020	272,842	22,602
"BI", Series 2010-10, Interest Only, 5.0%, 9/25/2035	544,601	21,397
"ZA", Series 2008-24, 5.0%, 4/25/2038	20,235,266	21,811,751
"ZC", Series 2011-10, 5.0%, 2/25/2041	11,711,713	12,569,747
"KT", Series 2007-32, 5.5%, 4/25/2037	1,077,861	1,158,678
"PJ", Series 2004-46, Interest Only, 5.846%**, 3/25/2034	4,418,412	611,515
"HS", Series 2009-87, Interest Only, 5.996%**, 11/25/2039	8,991,450	1,342,398
"ZB", Series 2005-37, 6.0%, 5/25/2035	2,180,455	2,438,884
"Z", Series 2006-116, 6.0%, 12/25/2036	2,950,814	3,198,466
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	4,667,055	424,798
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,519,669	734,896
"PI", Series 2006-20, Interest Only, 6.526%**, 11/25/2030	15,219,094	2,576,392
"SA", Series 2005-17, Interest Only, 6.546%**, 3/25/2035	3,983,649	780,998
"SI", Series 2007-23, Interest Only, 6.616%**, 3/25/2037	3,361,112	560,920
"SJ", Series 2007-36, Interest Only, 6.616%**, 4/25/2037	2,856,898	422,094
"KI", Series 2005-65, Interest Only, 6.846%**, 8/25/2035	1,547,495	292,770
"KZ", Series 2014-26, 4.0%, 5/25/2043	9,563,716	8,942,074
Government National Mortgage Association:
"SY", Series 2008-83, Interest Only, 0.00%**, 8/20/2034	352,175	0
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	807,951	547,770
"KO", Series 2013-38, Principal Only, Zero Coupon, 1/20/2043	2,325,858	1,062,618
"HS", Series 2009-121, Interest Only, 1.0%**, 2/20/2037	6,825,050	252,479
"HX", Series 2012-91, 3.0%, 9/20/2040	11,352,705	11,339,998
"ZD", Series 2013-37, 3.0%, 3/20/2043	2,430,224	2,381,932
"BZ", Series 2013-79, 3.0%, 5/20/2043	6,151,699	5,023,239
"LZ", Series 2013-180, 3.0%, 11/16/2043	11,817,439	9,313,774
"ZJ", Series 2013-106, 3.5%, 7/20/2043	6,888,341	5,767,739
"ZM", Series 2013-170, 4.0%, 11/20/2043	8,529,508	8,404,268
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	2,470,722	174,133
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	2,082,383	32,502
"ZC", Series 2003-86, 4.5%, 10/20/2033	1,910,651	2,025,587
"BL", Series 2011-46, 4.5%, 10/20/2037	5,143,000	5,524,796
"TI", Series 2010-115, Interest Only, 4.5%, 10/20/2037	3,363,505	356,197
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	2,427,647	208,029
"PI", Series 2010-94, Interest Only, 4.5%, 12/20/2037	4,152,538	520,321
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,500,000	447,268
"GP", Series 2010-67, 4.5%, 3/20/2039	10,514,000	11,272,580
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	2,494,148	428,370
"IP", Series 2011-132, Interest Only, 4.5%, 12/20/2039	14,074,690	1,470,571
"ZA", Series 2010-3, 4.5%, 1/20/2040	3,617,422	3,829,870
"ZV", Series 2011-73, 4.5%, 5/20/2041	13,628,568	14,386,555
"LV", Series 2012-77, 5.0%, 7/20/2026	8,000,000	8,648,862
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	1,190,079	9,058
"GZ", Series 2005-44, 5.0%, 7/20/2035	4,623,007	5,155,130
"Z", Series 2008-5, 5.0%, 1/20/2038	5,137,446	5,535,262
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	920,112	143,167
"Z", Series 2009-112, 5.0%, 11/20/2039	11,172,340	12,327,615
"UZ", Series 2010-37, 5.0%, 3/20/2040	1,326,673	1,462,373
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	1,362,854	127,078
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	1,175,567	99,877
"PC", Series 2003-19, 5.5%, 3/16/2033	4,449,172	5,007,839
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	1,898,235	170,268
"Z", Series 2006-12, 5.5%, 3/20/2036	100,825	116,211
"HZ", Series 2009-43, 5.5%, 6/20/2039	2,150,726	2,422,060
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	936,129	103,151
"DZ", Series 2009-106, 5.5%, 11/20/2039	98,938	111,518
"SJ", Series 2011-66, Interest Only, 5.895%**, 5/16/2041	13,988,560	2,404,126
"BS", Series 2011-93, Interest Only, 5.945%**, 7/16/2041	19,325,620	2,870,123
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	3,341,765	95,362
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	518,679	154,760
"SA", Series 2012-84, Interest Only, 6.143%**, 12/20/2038	14,581,936	2,417,284
"AV", Series 2010-14, Interest Only, 6.145%**, 2/16/2040	5,930,702	1,153,941
"ST", Series 2009-31, Interest Only, 6.193%**, 3/20/2039	736,398	102,306
"SM", Series 2009-100, Interest Only, 6.295%**, 5/16/2039	2,242,256	295,307
"AI", Series 2007-38, Interest Only, 6.305%**, 6/16/2037	3,813,272	545,007
"GI", Series 2006-28, Interest Only, 6.343%**, 3/20/2035	206,809	1,603
"QA", Series 2007-57, Interest Only, 6.343%**, 10/20/2037	2,978,458	455,048
"SL", Series 2009-100, Interest Only, 6.345%**, 5/16/2039	2,591,532	364,977
"S", Series 2003-11, Interest Only, 6.395%**, 2/16/2033	1,543,587	238,754
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	1,126,147	252,571
"SL", Series 2007-26, Interest Only, 6.645%**, 5/16/2037	5,801,136	934,551
"S", Series 1999-17, Interest Only, 8.045%**, 5/16/2029	813,590	154,907
"SA", Series 1999-44, Interest Only, 8.395%**, 12/16/2029	736,920	125,051
Total Collateralized Mortgage Obligations (Cost $417,461,816)		410,874,329

U.S. Government Agency Sponsored Pass-Throughs 1.2%
Federal National Mortgage Association, 3.0%, 11/15/2027 (Cost $23,226,750)	23,250,000	21,248,033

Government & Agency Obligations 4.5%
U.S. Treasury Obligations
U.S. Treasury Bill, 0.065%***, 8/14/2014 (b)	7,983,000	7,981,204
U.S. Treasury Notes:
1.0%, 8/31/2016 (c)	60,000,000	60,529,680
1.0%, 9/30/2016 (d)	10,000,000	10,081,250
Total Government & Agency Obligations (Cost $78,728,158)		78,592,134

	Contract Amount	Value ($)

Call Options Purchased 0.3%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161	42,100,000	1,638,566
Pay Fixed Rate — 4.19% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	48,400,000	1,795,790
Pay Fixed Rate — 4.32% – Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	47,000,000	1,565,744
Total Call Options Purchased (Cost $6,260,634)		5,000,100

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20172	48,400,000	257,101
Receive Fixed Rate — 2.32% – Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/20173	47,000,000	309,701
Total Put Options Purchased (Cost $3,242,687)		566,802

	Shares	Value ($)

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 0.07% (e) (f) (Cost $10,350,000)	10,350,000	10,350,000

Cash Equivalents 2.2%
Central Cash Management Fund, 0.05% (e) (Cost $38,603,968)	38,603,968	38,603,968

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,289,807,251)†	131.7	2,285,945,182
Other Assets and Liabilities, Net	(31.7)	(550,100,408)
Net Assets	100.0	1,735,844,774

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2014.

** These securities are shown at their current rate as of March 31, 2014.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $2,290,682,302. At March 31, 2014, net unrealized depreciation for all securities based on tax cost was $4,737,120. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,860,413 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $49,597,533.

(a) When-issued or delayed delivery security included.

(b) At March 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At March 31, 2014, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2014 amounted to $10,081,250, which is 0.6% of net assets.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Ultra Long U.S. Treasury Bond	USD	6/19/2014	560	80,902,500	1,379,950

At March 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year U.S. Treasury Note	USD	6/19/2014	390	48,165,000	339,128
U.S. Long Bond	USD	6/19/2014	210	27,975,938	52,080
Total unrealized appreciation					391,208

Currency Abbreviation
USD United States Dollar

At March 31, 2014, open written option contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (g)
Call Options Receive Fixed — 3.19% – Pay Floating — LIBOR	2/3/2017 2/3/2027	24,200,000	2	2/1/2017	1,742,400	(1,912,347)
Receive Fixed — 3.32% – Pay Floating — LIBOR	2/3/2017 2/3/2027	23,500,000	3	2/1/2017	1,699,757	(1,697,638)
Receive Fixed — 4.064% – Pay Floating — LIBOR	5/13/2014 5/13/2044	51,000,000	1	5/9/2014	376,125	(7,660)
Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	42,100,000	1	4/20/2016	1,500,865	(996,351)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	51,000,000	1	3/15/2016	368,475	(386,611)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	51,000,000	3	3/15/2016	601,800	(386,611)
Total Call Options					6,289,422	(5,387,218)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	51,000,000	1	3/15/2016	368,475	(12,306)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	51,000,000	3	3/15/2016	130,050	(12,306)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	45,900,000	1	3/4/2015	481,950	(379,097)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	36,500,000	4	10/22/2014	463,550	(164,856)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	45,900,000	3	1/30/2015	566,865	(378,895)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	51,000,000	5	1/26/2015	514,466	(462,448)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	36,500,000	3	10/17/2014	503,700	(202,600)
Pay Fixed — 3.19% – Receive Floating — LIBOR	2/3/2017 2/3/2027	24,200,000	2	2/1/2017	1,742,400	(545,340)
Pay Fixed — 3.32% – Receive Floating — LIBOR	2/3/2017 2/3/2027	23,500,000	3	2/1/2017	1,699,757	(617,514)
Total Put Options					6,471,213	(2,775,362)
Total					12,760,635	(8,162,580)

(g) Unrealized appreciation on written options on interest rate swap contracts at March 31, 2014 was $4,598,055.

At March 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
12/30/2014 12/30/2016	241,500,000	Fixed — 1.173%	Floating — LIBOR	(250,242)	(277,921)
12/30/2014 12/30/2019	12,400,000	Fixed — 2.522%	Floating —- LIBOR	(115,898)	(126,998)
12/30/2014 12/30/2024	52,800,000	Fixed — 3.524%	Floating —- LIBOR	(1,680,951)	(1,675,625)
12/30/2014 12/30/2034	153,400,000	Fixed — 4.01%	Floating —- LIBOR	(8,803,595)	(8,849,732)
5/13/2014 5/13/2044	51,000,000	Fixed — 4.064%	Floating —- LIBOR	(4,794,148)	(4,202,130)
12/30/2014 12/30/2044	35,600,000	Floating —- LIBOR	Fixed — 4.081%	2,633,759	2,678,287
Total net unrealized depreciation					(12,454,119)

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/3/2013 6/3/2025	48,500,000	1	Floating — LIBOR	Fixed — 3.0%	(1,034,936)	—	(1,034,936)

Counterparties:

1 Nomura International PLC

2 JPMorgan Chase Securities, Inc.

3 BNP Paribas

4 Citigroup, Inc.

5 Barclays Bank PLC

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Government National Mortgage Association	$—	$1,720,709,816	$—	$1,720,709,816
Collateralized Mortgage Obligations	—	394,498,505	16,375,824	410,874,329
U.S. Government Agency Sponsored Pass-Throughs	—	21,248,033	—	21,248,033
Government & Agency Obligations	—	78,592,134	—	78,592,134
Short-Term Investments (h)	48,953,968	—	—	48,953,968
Derivatives (i)
Futures Contracts	1,771,158	—	—	1,771,158
Purchased Options	—	5,566,902	—	5,566,902
Interest Rate Swap Contracts	—	2,678,287	—	2,678,287
Total	$50,725,126	$2,223,293,677	$16,375,824	$2,290,394,627
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Written Options	$—	$(8,162,580)	$—	$(8,162,580)
Interest Rate Swap Contracts	—	(16,167,342)	—	(16,167,342)
Total	$—	$(24,329,922)	$—	$(24,329,922)

There have been no transfers between fair value measurement levels during the period ended March 31, 2014.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include value of options purchased; written options, at value; and unrealized appreciation (depreciation) on futures contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2014 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,240,853,283) — including $10,081,250 of securities loaned	$2,236,991,214
Investment in Daily Assets Fund Institutional (cost $10,350,000)*	10,350,000
Investment in Central Cash Management Fund (cost $38,603,968)	38,603,968
Total investments in securities, at value (cost $2,289,807,251)	2,285,945,182
Cash held as collateral for when-issued securities	957,000
Receivable for investments sold	83,603,641
Receivable for investments sold — when-issued securities	105,041,927
Receivable for Fund shares sold	560,731
Interest receivable	7,793,233
Receivable for variation margin on centrally cleared swaps	1,014,132
Other assets	87,355
Total assets	2,485,003,201
Liabilities
Cash overdraft	4,303,943
Payable upon return of securities loaned	10,350,000
Payable for investments purchased	109,471,780
Payable for investments purchased — when-issued securities	611,445,455
Payable for Fund shares redeemed	3,009,321
Payable for variation margin on futures contracts	1,667
Options written, at value (premiums received $12,760,635)	8,162,580
Unrealized depreciation on swap contracts	1,034,936
Accrued management fee	469,551
Accrued Trustees' fees	10,877
Other accrued expenses and payables	898,317
Total liabilities	749,158,427
Net assets, at value	$1,735,844,774

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2014 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(7,042,252)
Net unrealized appreciation (depreciation) on: Investments	(3,862,069)
Swap contracts	(13,489,055)
Futures	1,771,158
Written options	4,598,055
Accumulated net realized gain (loss)	(142,610,488)
Paid-in capital	1,896,479,425
Net assets, at value	$1,735,844,774
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($102,827,940 ÷ 7,164,831 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.35
Maximum offering price per share (100 ÷ 97.25 of $14.35)	$14.76
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($69,867,100 ÷ 4,864,539 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.36
Class R Net Asset Value, offering and redemption price per share ($338,970 ÷ 23,577 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.38
Class S Net Asset Value, offering and redemption price per share ($1,559,883,464 ÷ 108,477,200 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.38
Institutional Class Net Asset Value, offering and redemption price per share ($2,927,300 ÷ 203,783 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended March 31, 2014 (Unaudited)
Investment Income
Income: Interest	$30,028,796
Income distributions — Central Cash Management Fund	10,246
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,090
Total income	30,040,132
Expenses: Management fee	2,887,675
Administration fee	916,722
Services to shareholders	1,054,155
Distribution and service fees	572,392
Custodian fee	56,267
Professional fees	59,564
Reports to shareholders	63,284
Registration fees	48,821
Trustees' fees and expenses	40,485
Other	85,058
Total expenses	5,784,423
Expense reductions	(72)
Total expenses after expense reductions	5,784,351
Net investment income	24,255,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	11,653,333
Swap contracts	1,353,238
Futures	(1,072,440)
Written options	1,786,825
13,720,956
Change in net unrealized appreciation (depreciation) on: Investments	(339,825)
Swap contracts	(5,710,781)
Futures	667,525
Written options	3,283,611
(2,099,470)
Net gain (loss)	11,621,486
Net increase (decrease) in net assets resulting from operations	$35,877,267

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations: Net investment income	$24,255,781	$47,941,088
Operations: Net investment income	$24,255,781	$47,941,088
Net realized gain (loss)	13,720,956	(37,183,415)
Change in net unrealized appreciation (depreciation)	(2,099,470)	(115,548,156)
Net increase (decrease) in net assets resulting from operations	35,877,267	(104,790,483)
Distributions to shareholders from: Net investment income: Class A	(2,297,043)	(8,087,409)
Class C	(1,192,934)	(4,086,001)
Class R	(7,779)	(11,815)
Class S	(31,560,917)	(77,785,376)
Institutional Class	(97,216)	(445,865)
Total distributions	(35,155,889)	(90,416,466)
Fund share transactions: Proceeds from shares sold	25,885,778	490,737,844
Reinvestment of distributions	26,463,414	68,183,731
Payments for shares redeemed	(289,574,310)	(907,936,534)
Net increase (decrease) in net assets from Fund share transactions	(237,225,118)	(349,014,959)
Increase (decrease) in net assets	(236,503,740)	(544,221,908)
Net assets at beginning of period	1,972,348,514	2,516,570,422
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $7,042,252 and $3,857,856, respectively)	$1,735,844,774	$1,972,348,514

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended September 30,
Class A	Six Months Ended 3/31/14 (Unaudited)		2013	2012	2011	2010	Period Ended 9/30/09a
Selected Per Share Data
Net asset value, beginning of period	$14.35		$15.55	$15.56	$15.41	$15.24	$14.81
Income (loss) from investment operations: Net investment incomeb	.17		.27	.40	.52	.53	.41
Net realized and unrealized gain (loss)	.09		(.93)	.29	.31	.33	.55
Total from investment operations	.26		(.66)	.69	.83	.86	.96
Less distributions from: Net investment income	(.26)		(.54)	(.70)	(.68)	(.69)	(.53)
Net asset value, end of period	$14.35		$14.35	$15.55	$15.56	$15.41	$15.24
Total Return (%)c	1.85	**	(4.31)	4.53	5.55	5.78	6.62	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	103		155	181	43	35	11
Ratio of expenses (%)	.84	*	.79	.76	.78	.76	.64	*
Ratio of net investment income (%)	2.41	*	1.82	2.60	3.38	3.42	4.18	*
Portfolio turnover rate (%)	197	**	348	491	211	221	264
a For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

			Years Ended September 30,
Class C	Six Months Ended 3/31/14 (Unaudited)		2013	2012	2011	2010	Period Ended 9/30/09a
Selected Per Share Data
Net asset value, beginning of period	$14.36		$15.56	$15.57	$15.42	$15.25	$14.81
Income (loss) from investment operations: Net investment incomeb	.12		.16	.29	.41	.41	.33
Net realized and unrealized gain (loss)	.09		(.93)	.28	.31	.34	.57
Total from investment operations	.21		(.77)	.57	.72	.75	.90
Less distributions from: Net investment income	(.21)		(.43)	(.58)	(.57)	(.58)	(.46)
Net asset value, end of period	$14.36		$14.36	$15.56	$15.57	$15.42	$15.25
Total Return (%)c	1.46	**	(5.04)	3.73	4.75	4.98	6.14	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	70		101	112	30	24	7
Ratio of expenses (%)	1.59	*	1.56	1.52	1.54	1.52	1.40	*
Ratio of net investment income (%)	1.66	*	1.05	1.86	2.62	2.66	3.44	*
Portfolio turnover rate (%)	197	**	348	491	211	221	264
a For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class R	Six Months Ended 3/31/14 (Unaudited)		Year Ended 9/30/13	Period Ended 9/30/12a
Selected Per Share Data
Net asset value, beginning of period	$14.37		$15.58	$15.62
Income (loss) from investment operations: Net investment incomeb	.15		.24	.16
Net realized and unrealized gain (loss)	.10		(.94)	.07
Total from investment operations	.25		(.70)	.23
Less distributions from: Net investment income		(.24)	(.51)	(.27)
Net asset value, end of period	$14.38		$14.37	$15.58
Total Return (%)	1.75	c**	(4.62)	1.50	c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	339		604	13
Ratio of expenses before expense reductions (%)	1.20	*	1.18	1.41	*
Ratio of expenses after expense reductions (%)	1.17	*	1.18	1.04	*
Ratio of net investment income (%)	2.07	*	1.62	2.48	*
Portfolio turnover rate (%)	197	**	348	491
a For the period from May 1, 2012 (commencement of operations) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class S	Six Months Ended 3/31/14 (Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.37		$15.58	$15.59	$15.44	$15.25	$14.72
Income (loss) from investment operations: Net investment incomea	.19		.31	.45	.56	.56	.66
Net realized and unrealized gain (loss)	.10		(.95)	.28	.31	.34	.69
Total from investment operations	.29		(.64)	.73	.87	.90	1.35
Less distributions from: Net investment income	(.28)		(.57)	(.74)	(.72)	(.71)	(.82)
Net asset value, end of period	$14.38		$14.37	$15.58	$15.59	$15.44	$15.25
Total Return (%)	2.04	**	(4.10)	4.70	5.84	5.96	9.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,560		1,707	2,215	2,096	2,178	2,225
Ratio of expenses (%)	.57	*	.55	.54	.54	.54	.55
Ratio of net investment income (%)	2.72	*	2.06	2.86	3.62	3.64	4.42
Portfolio turnover rate (%)	197	**	348	491	211	221	264
a Based on average shares outstanding during the period. * Annualized ** Not annualized

			Years Ended September 30,
Institutional Class	Six Months Ended 3/31/14 (Unaudited)		2013	2012	2011	2010	Period Ended 9/30/09a
Selected Per Share Data
Net asset value, beginning of period	$14.35		$15.56	$15.58	$15.43	$15.24	$14.81
Income (loss) from investment operations: Net investment incomeb	.19		.31	.42	.57	.57	.42
Net realized and unrealized gain (loss)	.10		(.94)	.31	.31	.34	.56
Total from investment operations	.29		(.63)	.73	.88	.91	.98
Less distributions from: Net investment income	(.28)		(.58)	(.75)	(.73)	(.72)	(.55)
Net asset value, end of period	$14.36		$14.35	$15.56	$15.58	$15.43	$15.24
Total Return (%)	2.06	**	(4.13)	4.77	5.86	6.12	6.76	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		8	9	.47	8	7
Ratio of expenses (%)	.58	*	.53	.51	.47	.45	.47	*
Ratio of net investment income (%)	2.59	*	2.08	2.67	3.69	3.73	4.29	*
Portfolio turnover rate (%)	197	**	348	491	211	221	264
a For the period from February 2, 2009 (commencement of operations) to September 30, 2009. b Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of March 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2013, the Fund had a net tax basis capital loss carryforward of approximately $154,206,000, including $61,939,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2014 ($21,528,000), September 30, 2015 ($34,982,000) and September 30, 2017 ($5,429,000), the respective expiration dates, whichever occurs first; and approximately $92,267,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($73,723,000) and long-term losses ($18,544,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended March 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of March 31, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $595,200,000 to $1,076,400,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2014 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $80,903,000 to $217,229,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $76,141,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended March 31, 2014, the Fund entered into options on GNMA TBAs ("To Be Announced") to enhance potential gains; and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of March 31, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended March 31, 2014, the investment in written options contracts had a total value generally indicative of a range from approximately $8,163,000 to $12,466,000, and purchased option contracts had a total value generally indicative of a range from approximately $5,567,000 to $9,021,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$5,566,902	$2,678,287	$1,771,158	$10,016,347
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options)
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Total
Interest Rate Contracts (a) (b)	$(8,162,580)	$(16,167,342)	$(24,329,922)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value, and unrealized depreciation on bilateral swap contracts
(b) Includes cumulative depreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended March 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$1,786,825	$1,353,238	$(1,072,440)	$2,067,623
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) on written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(2,641,294)	$3,283,611	$(5,710,781)	$667,525	$(4,400,939)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

As of March 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas	$1,875,445	$(1,875,445)	$—	$—
JPMorgan Chase Securities, Inc.	2,052,891	(2,052,891)	—	—
Nomura International PLC	1,638,566	(1,638,566)	—	—
	$5,566,902	$(5,566,902)	$—	$—
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$462,448	$—	$—	$462,448
BNP Paribas	3,295,564	(1,875,445)	—	1,420,119
Citigroup, Inc.	164,856	—	—	164,856
JPMorgan Chase Securities, Inc.	2,457,687	(2,052,891)	—	404,796
Nomura International PLC	2,816,961	(1,638,566)	—	1,178,395
	$9,197,516	$(5,566,902)	$—	$3,630,614

C. Purchases and Sales of Securities

During the six months ended March 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $4,502,314,876 and $4,777,096,990, respectively. Purchases and sales of U.S. Treasury obligations aggregated $59,740,974 and $64,781,446, respectively.

For the six months ended March 31, 2014, transactions for written options on securities and interest rate swaps were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	545,500,000	$12,036,780
Options written	372,300,000	4,004,624
Options closed	(249,500,000)	(2,683,113)
Options expired	(60,000,000)	(597,656)
Outstanding, end of period	608,300,000	$12,760,635

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the six months ended March 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 0.315% of the Fund's average daily net assets.

For the period from October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.92%
Class C	1.67%
Class R	1.17%
Class S	.67%
Institutional Class	.67%

For the six months ended March 31, 2014, fees waived and/or expenses reimbursed for Class R was $72.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2014, the Administration Fee was $916,722, of which $149,087 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended March 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at March 31, 2014
Class A	$16,035	$8,120
Class C	9,993	5,498
Class R	19	6
Class S	550,042	219,340
Institutional Class	208	129
	$576,297	$233,093

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended March 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2014
Class C	$311,448	$45,775
Class R	583	78
	$312,031	$45,853

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2014	Annualized Rate
Class A	$155,965	$42,851	.25%
Class C	103,816	29,878	.25%
Class R	580	156	.25%
	$260,361	$72,885

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2014 aggregated $749.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended March 31, 2014, the CDSC for Class C shares aggregated $28,428. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2014, DIDI received $6,935 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,833, of which $6,527 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended March 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $111.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	313,923	$4,501,549	11,405,101	$174,924,171
Class C	71,858	1,031,629	5,548,598	85,331,983
Class R	1,305	18,744	65,297	970,543
Class S	1,368,959	19,669,453	14,350,014	219,838,844
Institutional Class	46,066	664,403	634,418	9,672,303
		$25,885,778		$490,737,844
Shares issued to shareholders in reinvestment of distributions
Class A	141,475	$2,025,739	483,423	$7,249,042
Class C	74,241	1,064,064	239,734	3,596,044
Class R	542	7,779	806	11,815
Class S	1,622,183	23,269,661	3,794,446	56,887,431
Institutional Class	6,713	96,171	29,371	439,399
		$26,463,414		$68,183,731
Shares redeemed
Class A	(4,105,195)	$(58,777,609)	(12,691,059)	$(189,006,060)
Class C	(2,302,458)	(32,997,637)	(5,955,522)	(87,649,021)
Class R	(20,286)	(290,948)	(24,913)	(363,066)
Class S	(13,326,405)	(191,255,023)	(41,551,410)	(621,415,919)
Institutional Class	(436,624)	(6,253,093)	(645,635)	(9,502,468)
		$(289,574,310)		$(907,936,534)
Net increase (decrease)
Class A	(3,649,797)	$(52,250,321)	(802,535)	$(6,832,847)
Class C	(2,156,359)	(30,901,944)	(167,190)	1,279,006
Class R	(18,439)	(264,425)	41,190	619,292
Class S	(10,335,263)	(148,315,909)	(23,406,950)	(344,689,644)
Institutional Class	(383,845)	(5,492,519)	18,154	609,234
		$(237,225,118)		$(349,014,959)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2013 to March 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,018.50	$1,014.60	$1,017.50	$1,020.40	$1,020.60
Expenses Paid per $1,000*	$4.23	$7.99	$5.89	$2.87	$2.92
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,020.74	$1,017.00	$1,019.10	$1,022.09	$1,022.04
Expenses Paid per $1,000*	$4.23	$7.99	$5.89	$2.87	$2.92

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
DWS GNMA Fund	.84%	1.59%	1.17%	.57%	.58%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS GNMA Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	23337P 308	23337P 407	23337P 209	23337P 506
Fund Number	1093	1393	2393	1493

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	GRGGX
CUSIP Number	23339E 418
Fund Number	1593

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

GNMA-3
(R-027140-3 5/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 30, 2014